Exhibit 10.3

SUPPLEMENTAL INDENTURE

CONN’S, INC.,

THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of October 30, 2015

to

Senior Notes Indenture

Dated as of July 1, 2014

(as amended on September 10, 2015)

7.250% Senior Notes due 2022

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 30, 2015, is by and among Conn’s, Inc., a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Indenture referred to herein), and U.S. Bank National Association, as trustee (the “Trustee”).

WHEREAS, the Issuer, the Guarantors and the Trustee are parties to that certain Senior Notes Indenture dated as of July 1, 2014, as amended by the First Supplemental Indenture dated as of September 10, 2015 (as amended, the “Indenture”), relating to the Issuer’s 7.250% Senior Notes due 2022 (the “Notes”);

WHEREAS, Section 9.02(a) of the Indenture provides that the Indenture may be amended or supplemented with the consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class;

WHEREAS, pursuant to a consent solicitation (the “Consent Solicitation”) effected by means of a Consent Solicitation Statement dated October 23, 2015 (the “Consent Solicitation Statement”), the Holders of a majority in principal amount of the then outstanding Notes voting as a single class have validly consented to the adoption of the amendments set forth herein;

WHEREAS, the Issuer desires and has requested the Trustee to join with it and the Guarantors in entering into this Supplemental Indenture for the purpose of amending the Indenture and the Notes in certain respects as permitted by Sections 9.02(b) of the Indenture; and

WHEREAS, (1) the Issuer has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Officers’ Certificate and an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Sections 9.02 and 12.04 of the Indenture, and (2) the Issuer and the Guarantors have satisfied all other conditions required under Article 9 of the Indenture to enable the Issuer, the Guarantors and the Trustee to enter into this Supplemental Indenture.

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I

AMENDMENTS TO INDENTURE AND NOTES

Section 1.1 Amendments to Article 4.

(a) Section 4.07(a)(4)(C)(i) of the Indenture is hereby amended such that it shall read, with all revisions reflected below in black-lined format, as follows:

(i) 50% of Consolidated Net Income for the period (treated as one accounting period) from ~~May~~November 1, ~~2014~~2015 to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which financial statements are available (or, in case such Consolidated Net Income is a deficit, minus 100% of such deficit); plus

(b) Section 4.07(b)(12) of the Indenture is hereby amended such that it shall read, with all revisions reflected below in black-lined format, as follows:

(12) in addition to the items referred to in clauses (1) through (11) above, Restricted Payments in an aggregate amount, which when taken together with all other Restricted Payments made pursuant to this clause (12) (as reduced by the amount of capital returned from any such Restricted Payments that constituted Restricted Investments in the form of cash and Cash Equivalents (exclusive of items reflected in Consolidated Net Income)) not to exceed $~~75.0~~375.0 million; and

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1 Defined Terms. For all purposes of this Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Supplemental Indenture and defined in the Indenture have the respective meanings specified in the Indenture.

Section 2.2 Indenture. Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder and every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this Supplemental Indenture shall control.

Section 2.3 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 2.4 Successors. All agreements of the Issuer and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 2.5 Duplicate Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page of this Supplemental Indenture by telecopier, facsimile, email or other electronic transmission (i.e., a “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

Section 2.6 Severability. In case any one or more of the provisions in this Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.

Section 2.7 Trustee Disclaimer. The Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuer and the Guarantors, and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 2.8 Effectiveness. The provisions of this Supplemental Indenture shall be effective upon execution and delivery of this instrument by the parties hereto.

Section 2.9 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year written above.

CONN’S, INC.

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

CAIAIR, INC., as Guarantor

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

CAI CREDIT INSURANCE AGENCY, INC., as Guarantor

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

CAI HOLDING CO., as Guarantor

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

CONN APPLIANCES, INC., as Guarantor

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

CONN CREDIT CORPORATION, INC., as Guarantor

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

CONN LENDING, LLC, as Guarantor

By:	/s/ Mary S. Stawikey
	Name:	Mary S. Stawikey
	Title:	President and Secretary

CONN CREDIT I, LP, as Guarantor

By:	Conn Credit Corporation, Inc., its sole general partner

By:	/s/ Thomas R. Moran
	Name:	Thomas R. Moran
	Title:	Executive Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Mauri J. Cowen
Name: Mauri J. Cowen
Title: Vice President